Exhibit 1.1
HEALTH CARE REIT, INC.
$152,009,000
3.00% Convertible Senior Notes Due 2029
UNDERWRITING AGREEMENT
June 15, 2010
UBS Securities LLC
J.P. Morgan Securities Inc.
As Representatives of the Several Underwriters
   c/o UBS Securities LLC
   299 Park Avenue
   New York, New York 10171-0026
Ladies and Gentlemen:
     Health Care REIT, Inc., a Delaware corporation (the “Company”), proposes to sell to the underwriters (the “Underwriters”) named in Schedule I hereto for whom you are acting as representatives (the “Representatives”), $152,009,000 aggregate principal amount of the Company’s 3.00% Convertible Senior Notes due 2029 (the “Notes”). The Notes are to be issued as part of a single series of notes issued pursuant to the provisions of an indenture dated as of March 15, 2010, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a supplemental indenture thereto, dated as of March 15, 2010, as amended by an amendment to such supplemental indenture to be dated as of June 18, 2010 (the indenture, as so supplemented and amended, the “Indenture”). The Company previously issued $342,394,000 in aggregate principal amount of Notes of the same series on March 15, 2010.
     The Notes will be convertible into shares of common stock of the Company, $1.00 par value per share (“Common Stock”), in the manner described in the Indenture. The shares of Common Stock into which the Notes may be converted are referred to herein as the “Underlying Securities.”
     As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement and (b) that the Underwriters are willing to purchase, acting severally and not jointly, the Notes set forth in Schedule I hereto.
     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:
     1. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

     (i) An “automatic shelf registration statement” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3 (File No. 333-159040) in respect of the Notes and the Underlying Securities, including a form of prospectus (the “Base Prospectus”), has been prepared and filed by the Company not earlier than three years prior to the date hereof, in conformity with the requirements of the Securities Act, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (the “Rules and Regulations”). The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the Base Prospectus, as supplemented by any preliminary prospectus (including any preliminary prospectus supplement) relating to the Notes filed with the Commission pursuant to Rule 424(b) under the Securities Act (a “Preliminary Prospectus”), and including the documents incorporated in the Base Prospectus by reference, and the exhibits, financial statements and schedules to such registration statement, in each case as finally amended and revised, have heretofore been delivered by the Company to the Representatives. Such registration statement is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Securities Act and contained in the Prospectus referred to below, has become effective under the Securities Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus relating to the Notes first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Securities Act and in accordance with Section 4(i) hereof. Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Securities Act, and prior to the termination of the offering of the Notes by the Underwriters.
     (ii) As of the Applicable Time (as defined below), neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:
     “Applicable Time” means 7:30 a.m. (New York time) on June 15, 2010 or such other time as agreed to by the Company and the Representatives.
     “Statutory Prospectus” means the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Notes in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.
     “General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule II to this Agreement.
     “Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.
     (iii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and in which the failure to qualify would (a) have a materially adverse effect upon the business of the Company and its Subsidiaries (as defined below), taken as a whole, (b) adversely affect the issuance, validity or enforceability of the Notes or the enforceability of the Indenture or (c) prevent or materially interfere with the consummation of the transactions contemplated by this Agreement (each of (a), (b) and (c) above, a “Material Adverse Effect”). All of the Company’s subsidiaries are listed in Schedule III hereto (the “Subsidiaries”).
     (iv) The Notes have been duly authorized and, when issued, authenticated and delivered pursuant to this Agreement and the Indenture, will be (a) duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and (y) general principles of equity and the limits of specific performance and injunctive relief (regardless of whether enforceability is considered in a proceeding at law or in equity), (b) entitled to the benefits provided by the Indenture, and (c) convertible into Common Stock in accordance with the Indenture; the Indenture has been duly authorized and qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (x) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and (y) general principles of equity and the limits of specific performance and injunctive relief (regardless of whether enforceability is considered in a proceeding at law or in equity); the Notes and the Indenture will conform to the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus; and the Underlying Securities issuable upon conversion of the Notes in accordance with the Indenture and the Notes have been duly authorized and reserved for issuance, and when issued and delivered upon conversion of the Notes in accordance with the Indenture, will be duly and validly issued, fully paid and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights.
     (v) The information contained in the line items “Preferred Stock” and “Common Stock” set forth in the consolidated balance sheet as of March 31, 2010 contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and in the section captioned “Capitalization” in the Prospectus (and any similar section or information contained in the General Disclosure Package) sets forth the authorized, issued and outstanding capital stock of the Company at the indicated date, and, except for issuances since such date of (a) 344,741 shares of Common Stock under the Company’s Dividend Reinvestment and Stock Purchase Plan, (b) 4,419 shares of Common Stock granted or issued under the Company’s 2005 Long-Term Incentive Plan and (c) 37,824 shares of Common Stock issued upon conversion of outstanding shares of the Company’s Series G Convertible Preferred Stock, there has been no material change in such information since March 31, 2010; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and the shares of Common Stock of the Company are duly listed on the New York Stock Exchange (“NYSE”).
     (vi) The shares of authorized capital stock of the Company, including the Underlying Securities, conform in all material respects with the statements concerning them in the Registration Statement, the General Disclosure Package and the Prospectus.
     (vii) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Notes, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement complies, and the Prospectus and any amendments or supplements thereto will comply, as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder. The documents incorporated, or to be incorporated, by reference in the Prospectus, at the time filed with the Commission, complied or will comply as to form in all material respects to the requirements of the Securities Exchange Act of 1934 (“Exchange Act”) or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendment thereto do not contain, and, at all times during the period that begins on the date hereof and ends as of the Closing Date, and as of the Closing Date, will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and, at all times during the period that begins on the date hereof and ends as of the Closing Date, and as of the Closing Date, will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.
     (viii) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Company notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.
     (ix) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Notes other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities

Act and consistent with Section 4(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses required to be filed with the Commission in the time and manner required under Rules 163(b)(2) and 433(d) under the Securities Act.
     (x) (a) At the time of filing the Registration Statement, (b) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) under the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (c) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Notes in reliance on the exemption of Rule 163 under the Securities Act and (d) at the date hereof, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration form.
     (xi) (a) At the earliest time after the filing the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Notes and (b) as of the date hereof (with such date being used as the determination date for purposes of this clause (b)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Notes as contemplated by the Registration Statement.
     (xii) The financial statements of the Company, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly in all material respects the consolidated financial position and the results of operations of the Company and its Subsidiaries at the indicated dates and for the indicated periods. Such financial statements and the related notes and schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus, including the documents incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.
     (xiii) There is no action or proceeding pending or, to the knowledge of the Company, threatened (a) against the Company or its Subsidiaries or (b) involving any property of the Company or its Subsidiaries before any court or administrative agency which, if determined adversely to the Company or its Subsidiaries, would reasonably be expected to result in any Material Adverse Effect, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

     (xiv) The Company, together with its Subsidiaries, has good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Registration Statement, the General Disclosure Package and the Prospectus as owned by it), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement, the General Disclosure Package and the Prospectus) or which are not material in amount or which do not materially interfere with the use made or proposed to be made of the property. The leases, agreements to purchase and mortgages to which the Company or any of its Subsidiaries is a party, and the guaranties of third parties (a) are the legal, valid and binding obligations of the Company, its Subsidiaries and, to the knowledge of the Company, of all other parties thereto, and the Company knows of no default or defenses currently existing with respect thereto which would reasonably be expected to result in any Material Adverse Effect, and (b) conform to any descriptions thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus. Each mortgage which the Company or any of its Subsidiaries holds on the properties described in the Registration Statement, the General Disclosure Package and the Prospectus constitutes a valid mortgage lien for the benefit of the Company or its Subsidiary, as the case may be, on such property.
     (xv) The Company has filed all Federal, state and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Company.
     (xvi) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, except in each case as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, capital stock (except that issued and outstanding Common Stock of the Company has increased due to stock issuances under the Company’s 2005 Long-Term Incentive Plan, issuances under the Company’s Dividend Reinvestment and Stock Purchase Plan, as amended, and conversions of preferred stock since March 31, 2010), business affairs, management, or business prospects of the Company, whether or not occurring in the ordinary course of business, and the Company has not incurred any material liabilities or obligations and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company has no material contingent obligations which are not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.
     (xvii) The Company is not in violation of its charter or by-laws. No Subsidiary is in violation of its charter or by-laws, which violation will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries are (a) in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound, (b) in violation of any statute, or (c) in violation of any order, rule or regulation applicable to the Company, its Subsidiaries or its properties, of any court or of any regulatory body, administrative agency or other governmental body, any of which defaults or violations described in clauses (a) through (c) will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. The issue and sale of the Notes and the performance by the Company of all of its obligations under the Notes, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not after any required notice and passage of any applicable grace period conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, constitute a default under or result in the imposition of any lien pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, or any of its Subsidiaries, is a party or by which it or any of its properties may be bound, or a violation of its charter or by-laws or any order, rule or regulation applicable to the Company, its Subsidiaries or its properties of any court or of any regulatory body, administrative agency or other governmental body.
     (xviii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement and the Indenture (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or may be necessary to qualify the Notes for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made by the Company, and is in full force and effect.
     (xix) The Company and its Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and neither the Company nor any of its Subsidiaries have received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and its Subsidiaries.
     (xx) The Company qualifies as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, has so qualified for the taxable years ended December 31, 1984 through December 31, 2009 and no transaction or other event has occurred or is contemplated which would prevent the Company from so qualifying for its current taxable year.
     (xxi) To the best of the Company’s knowledge, Ernst & Young LLP, who have certified certain of the financial statements and related schedules filed with the Commission as part of, or incorporated by reference in, the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”).
     (xxii) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorization; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (xxiii) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (a) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (xxiv) Since July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (a) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (b) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002.
     (xxv) To the knowledge of the Company, after inquiry of its officers and directors, there are no affiliations with any FINRA member firm among the Company’s officers, directors, or principal stockholders, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, or as otherwise disclosed in writing to the Underwriters.
     (xxvi) This Agreement and the Indenture have been duly authorized, executed and delivered by the Company.
     (xxvii) Neither the Company nor any of its officers or directors has taken nor will any of them take, directly or indirectly, any action resulting in a violation of Regulation M promulgated under the Exchange Act, or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Notes or the Underlying Securities. The Company acknowledges that the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Notes or the Underlying Securities, including stabilizing bids, syndicate covering transactions and the imposition of penalty bids.
     (xxviii) The Underlying Securities have been, or as of the Closing Date will be, approved for listing subject to official notice of issuance on the NYSE.
     (xxix) The Company is not, and immediately after the sale of the Notes pursuant to the terms and conditions of this Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940.
     2. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the principal amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto (plus any additional principal amount of Notes which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof) at a purchase price of 99.00% of the principal amount thereof, plus accrued interest from June 1, 2010 to the Closing Date (as defined below). The Underwriters have agreed to reimburse the Company for the Company’s expenses in connection with the offering of the Notes up to $382,872.67.
          Payment of the purchase price for, and delivery of certificate(s) for, the Notes shall be made at the offices of UBS Securities LLC, 299 Park Avenue, New York, New York, at 10:00 a.m. New York time, on June 18, 2010 or at such other time and date thereafter as the Representatives and the Company shall agree upon, such time and date being herein referred to as the “Closing Date.” (As used herein, “business day” means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed). Payment for the Notes to be sold hereunder is to be made by Federal Funds wire transfer to an account designated by the Company, against delivery of the Notes to the Underwriters. The Notes will be evidenced by a single definitive global certificate in book entry form, fully registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered in such other names and in such denominations as the Representatives request in writing not later than the second full business day prior to the Closing Date. The single global certificate will be made available for inspection by the Representatives at least one business day prior to the Closing Date at such place as the Representatives, DTC and the Company shall agree.
     3. Offering by the Underwriters. It is understood that the several Underwriters are to make a public offering of the Notes as soon as the Representatives deem it advisable to do so. The Notes are to be initially offered to the public at the price and upon the terms set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.
     4. Covenants of the Company. The Company covenants and agrees with the Underwriters that:
     (i) The Company will (a) prepare and timely file with the Commission under Rule 424(b) (without reliance on Rule 424(b)(8)) under the Securities Act a prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Securities Act, (b) not file any amendment to the Registration Statement or distribute an amendment or supplement to the General Disclosure Package or the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations for so long as the Representatives may deem necessary to in order to complete the distribution of the Notes and (c) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Notes by the Underwriters; provided, however, that for each such report or preliminary or definitive proxy or information statement, the Company will not file any such report or preliminary or definitive proxy or information statement, or amendment thereto, of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Exchange Act.
     (ii) The Company will (a) not make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission under Rule 433 under the Securities Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule II hereto, (b) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (c) comply with the requirements of Rules 163, 164 and 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (d) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.
     (iii) The Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Notes, in form and substance satisfactory to the Representatives, and shall file such Final Term Sheet as an Issuer Free Writing Prospectus pursuant to Rule 433 under the Securities Act prior to the close of business two business days after the date hereof; provided that the Company shall provide the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall reasonably object.
     (iv) The Company will advise the Representatives promptly (a) when any post-effective amendment to the Registration Statement or new registration statement relating to the Notes shall have become effective, or any supplement to the Prospectus shall have been filed, (b) of the receipt of any comments from the Commission, (c) of any request of the Commission for amendment of the Registration Statement or the filing of a new registration statement or any amendment or supplement to the General Disclosure Package or the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for any additional information, and (d) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose for so long as the Representatives may deem necessary in order to complete the distribution of the Notes, or of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, and the Company will use its best efforts to prevent (x) the issuance of any such stop order suspending the effectiveness of the Registration Statement or such new registration statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or (y) any such suspension of the qualification of the Notes for offering or sale in any jurisdiction, and to obtain as soon as possible the lifting of any such order, if issued, or such suspension of qualification.
     (v) The Company will pay the fees applicable to the Registration Statement in connection with the offering of the Notes within the time required by Rule 456(b)(1)(i) under the Securities Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Securities Act) and in compliance with Rule 456(b) and Rule 457(r) under the Securities Act.
     (vi) If at any time when Notes remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Securities Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (a) promptly notify the Representatives, (b) promptly file a new registration statement or post-effective amendment on the proper form relating to the Notes and the

Underlying Securities, in a form satisfactory to the Representatives, (c) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Securities Act), and (d) promptly notify the Representatives of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the Registration Statement that was the subject of the notice under Rule 401(g)(2) under the Securities Act or for which the Company has otherwise become ineligible. References herein to the Registration Statement relating to the Notes and the Underlying Securities shall include such new registration statement or post-effective amendment, as the case may be.
     (vii) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Notes remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Notes and the Underlying Securities, in a form satisfactory to the Representatives. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Notes, in a form satisfactory to the Representatives, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the expired registration statement. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.
     (viii) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus or any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required under the Securities Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will furnish upon request to the Representatives signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith.
     (ix) The Company will comply with the Securities Act and the Rules and Regulations and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Notes as contemplated in this Agreement and the Prospectus. Subject to the provisions of Section 4(i) above, if during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required by law to be delivered by an Underwriter or a dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (a) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (b) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

     (x) If the General Disclosure Package is being used to solicit offers to buy the Notes at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (a) prepare, file with the Commission (if required) and furnish to the Underwriters and any dealers an appropriate amendment or supplement to the General Disclosure Package or (b) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.
     (xi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement (which need not be audited) in reasonable detail, covering a period of twelve consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.
     (xii) The Company will, for a period of five years from the Closing Date, furnish upon request to the Representatives, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year and the Company will furnish upon request to the Representatives, as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders.
     (xiii) The Company will use the net proceeds from the sale of the Notes pursuant to this Agreement in the manner specified under the heading “Use of Proceeds” in the Prospectus.
     (xiv) No offering, sale or other disposition of any Notes, Common Stock or any securities of the Company that are substantially similar to the Notes or the Common Stock will be made for a period of 30 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of UBS Securities LLC, except that the Company may, without such consent, (a) issue securities under the Company’s equity compensation plans for officers, employees, and non-employee directors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as updated by the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010; (b) issue shares upon the exercise of options or other stock rights issued pursuant to the Company’s equity compensation plans for officers, employees, and non-employee directors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as updated by the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010 and the Windrose Medical Properties Trust 2002 Stock Incentive Plan; (c) sell shares of Common Stock pursuant to the Third Amended and Restated Dividend Reinvestment and Stock Purchase Plan filed with the Commission on May 10, 2010; (d) issue shares of Common Stock upon conversion of any shares of 6% Series E Cumulative Convertible and Redeemable Preferred Stock or 7.5% Series G Cumulative Convertible Preferred Stock outstanding as of the date hereof; (e) issue shares of Common Stock upon conversion of any 4.75% Convertible Senior Notes due 2026 and 4.75%

Convertible Senior Notes due 2027 outstanding as of the date hereof; or (f) issue shares of Common Stock upon conversion of any Notes.
     (xv) Between the date of this Agreement and the Closing Date, the Company will not take any action or authorize any action that would result in an adjustment of the conversion price of the Notes if the Notes had been issued on the date hereof.
     (xvi) The Company will reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue its Common Stock upon conversion of the Notes.
     5. Costs and Expenses. The Company will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement and the Indenture, including, without limiting the generality of the foregoing, the following: the fees incident to the preparation, issuance, execution, authentication and delivery of the Notes, including any expenses of the Trustee; the fees payable to rating agencies in connection with the rating of the Notes; accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters, copies of the Registration Statement, the Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the Indenture and any amendments or supplements thereto; the fees incident to the listing of the Notes on any securities exchange; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the FINRA of the terms of the sale of the Notes; and the fees incident to the listing of the Underlying Securities on the NYSE and the applicable listing agreement with the NYSE. Any transfer taxes imposed on the sale of the Notes to the several Underwriters will be paid by the Company. The Company shall not, however, be required to pay for any of the Underwriters’ expenses except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 6 hereof, or this Agreement is terminated pursuant to Section 10(i)(a) or Section 10(i)(g) hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Notes or in contemplation of performing their obligations hereunder, but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by any of them of the Notes.
     6. Conditions of Obligations of the Underwriters. The several obligations of the Underwriters to purchase the Notes on the Closing Date are subject to the accuracy, as of the Closing Date, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:
     (i) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission. The Prospectus and each Issuer Free Writing Prospectus required to be filed with the Commission shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Securities Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request by the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction.

     (ii) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (a) any intended or potential downgrading or (b) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.
     (iii) The Representatives shall have received on the Closing Date the opinion of Shumaker, Loop & Kendrick, LLP, counsel for the Company, dated the Closing Date and addressed to the Representatives, as representatives of the several Underwriters, to the effect that:
     (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus.
     (b) The Company is duly qualified to transact business in all jurisdictions in which the Company owns or leases real property, and in which the failure to qualify would have a Material Adverse Effect.
     (c) The information contained in the section captioned “Capitalization” in the Prospectus (and any similar section or information contained in the General Disclosure Package) sets forth the authorized, issued and outstanding capital stock of the Company at the indicated date; the authorized shares of capital stock of the Company have been duly authorized; the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Notes are free of statutory and contractual preemptive rights and similar rights; the certificates for the Notes are in due and proper form.
     (d) The Registration Statement has become effective under the Securities Act and, to such counsel’s knowledge no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act.
     (e) The Registration Statement at the time the Registration Statement became effective, the Prospectus, as of the date of the Prospectus and as of the date hereof, and any amendment or supplement thereto, as of the date thereof, each complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated under the Securities Act (except in each case such counsel need express no opinion as to the financial statements, schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom). The documents incorporated by reference in the Prospectus (except, as to the financial statements and the schedules and other financial and accounting data, and the statistical data derived therefrom, as to all of which such counsel need express no opinion), at the respective times such documents were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder.
     (f) The statements under the captions “Description of Notes,” “Description of Debt Securities” and “Description of Our Common Stock” in the General Disclosure Package and the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.
     (g) The statements under the caption “Certain Government Regulations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and any amendments thereto (as updated by the statements in “Item 2 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” under the captions “Health Reform Laws” and “Medicare Program Reimbursement Changes” in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2010), as to matters of law stated therein, have been reviewed by such counsel and fairly summarize in all material respects the matters described therein which are material to the business or condition (financial or otherwise) of the Company.
     (h) Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus or any amendment or supplement thereto which are not so filed, incorporated by reference or described as required, and such contracts and documents that are required to be described in the Registration Statement or the Prospectus or any amendment or supplement thereto are fairly summarized therein in all material respects.
     (i) Such counsel knows of no material legal proceedings pending or threatened against the Company, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.
     (j) The execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated in this Agreement and the Indenture, including the issuance and sale of the Notes, the issuance of the Underlying Securities upon conversion of the Notes and the performance by the Company of its obligations under the Notes, the Indenture and this Agreement, do not and will not after any required notice and passage of any applicable grace period conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, constitute a default under or result in the imposition of any lien pursuant to, (1) the charter or by-laws of the Company, (2) any agreement or instrument known to such counsel to which the Company is a party or by which the Company or the Company’s properties may be bound, which conflict, violation, breach, default or lien could reasonably be expected to have a Material Adverse Effect or (3) any order known to such counsel or rule or regulation of any court or governmental agency or body that in the experience of such counsel is customarily applicable to the transactions herein contemplated (except that such counsel expresses no opinion with respect to any requirement of FINRA or pursuant to any state securities or Blue Sky laws).
     (k) This Agreement has been duly authorized, executed and delivered by the Company.
     (l) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to creditors’

rights generally and (B) general principles of equity and the limits of specific performance and injunctive relief (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Indenture has been duly qualified under the Trust Indenture Act.
     (m) The Notes have been duly authorized and executed by the Company and when authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Agreement, will constitute a valid and binding obligation of the Company entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity and the limits of specific performance and injunctive relief (regardless of whether enforceability is considered in a proceeding at law or in equity).
     (n) The Underlying Securities issuable upon conversion of the Notes pursuant to the Indenture have been duly authorized by all necessary corporate action and, when issued upon conversion of the Notes in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights and similar rights. The resolutions of the Board of Directors of the Company approving the issuance of the Notes state that they have reserved the Underlying Securities for issuance.
     (o) The Indenture, the Notes and the Underlying Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.
     (p) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement or the Indenture and the consummation of the transactions contemplated in this Agreement and the Indenture (other than as may be required by the Commission or FINRA or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made by the Company, specifying the same.
     (q) The Company is not an “investment company” within the meaning of the Investment Company Act of 1940.
     (r) Any required filing pursuant to Rule 433 under the Securities Act of each Issuer Free Writing Prospectus that is identified in Schedule III hereto has been made within the time period required by Rule 433(d) under the Securities Act.
     In addition, either such counsel or Arnold & Porter LLP, special tax counsel to the Company, will provide an opinion, based on such counsel’s own review of the Company’s certificate of incorporation, stating that the Company was organized and continues to be organized in conformity with the requirements for qualification as a real estate investment trust under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and, based on such counsel’s review of the Company’s federal income tax returns and discussions with management and independent public accountants for the Company, that the Company, taking into account operations for its taxable and fiscal years ended December 31, 2003 through

December 31, 2009, satisfied the requirements for qualification and taxation as a real estate investment trust under the Code for such years and that its proposed method of operation will enable it to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable and fiscal year ending December 31, 2010. Furthermore, such counsel shall opine that the statements contained under the headings “Certain Federal Income Tax Considerations” and “U.S. Federal Income Tax Considerations” in the Registration Statement, the General Disclosure Package and the Prospectus and under the heading “Taxation” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and any amendments thereto (and any similar sections or information contained in the General Disclosure Package), are correct and accurate in all material respects and present fairly and accurately the material aspects of the federal income tax (i) treatment of the Company (ii) considerations that are likely to be material to a holder of the Common Stock.
     In rendering such opinion, such counsel may rely as to matters governed by the laws of states other than the laws of the State of Ohio, the corporate laws of the State of Delaware or Federal laws on local counsel in such jurisdictions, provided that in such case such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and such other counsel shall indicate that the Underwriters may rely on such opinion. As to matters of fact, to the extent they deem proper, such counsel may rely on certificates of officers of the Company and public officials so long as such counsel states that they have no reason to believe that either the Underwriters or they are not justified in relying on such certificates. In addition to the matters set forth above, the opinion of Shumaker, Loop & Kendrick, LLP shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (a) the Registration Statement, as of the time of its effectiveness for purposes of Section 11 of the Securities Act and as of the Applicable Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (c) the Prospectus, or any supplement thereto, as of its date and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each of clauses (a), (b) and (c), that such counsel need express no view as to the financial statements thereto and the schedules and other financial and accounting data, and the statistical data derived therefrom, included in the General Disclosure Package, Registration Statement or the Prospectus and the Form T-1). With respect to such statement, Shumaker, Loop & Kendrick, LLP may state that this statement is based upon the procedures set forth or incorporated by reference therein, but is without independent check and verification.
     (iv) The Representatives shall have received on the Closing Date from Dewey & LeBoeuf LLP, counsel for the Underwriters, an opinion dated the Closing Date with respect to the organization of the Company, the validity of the Indenture and the Notes, the Registration Statement, the General Disclosure Package and the Prospectus, and other related matters as the Representatives reasonably may request, and such counsel shall have received such papers and information as it reasonably requests to enable it to pass upon such matters.
     (v) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a signed letter, in form and substance satisfactory to the Representatives, dated the date hereof (a) confirming that they are an independent registered public accounting firm with respect to the Company and its Subsidiaries within the meaning of the Securities Act, the Rules and Regulations and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (b) stating the conclusions and findings of such firm with respect to the financial information examined by them and included or incorporated by reference in the Registration Statement and the General Disclosure Package and containing such other statements and information as is ordinarily included in accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (vi) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representatives a letter, in form and substance satisfactory to the Representatives (the “bring-down letter”), of such accountants, dated the Closing Date, (a) confirming that they are an independent registered public accounting firm with respect to the Company and its Subsidiaries within the meaning of the Securities Act, the Rules and Regulations and the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (b) stating the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and the financial information examined by them and included in the Prospectus and (c) confirming in all material respects the conclusions and findings set forth in the initial letter.
     (vii) The Representatives shall have received on the Closing Date a certificate or certificates of the Chairman of the Board and Chief Executive Officer and the Senior Vice President and Chief Financial Officer of the Company to the effect that on and as of the Closing Date, each of them severally represents as follows:
     (a) The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission.
     (b) Subsequent to the delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) of the Securities Act.
     (c) He does not know of any litigation instituted or threatened against the Company of a character required to be disclosed in the Registration Statement, the General Disclosure Package and the Prospectus which is not so disclosed therein or in a document incorporated by reference therein; he does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed therein or in a document incorporated by reference therein.
     (d) He has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (e) He has carefully examined the Registration Statement and the Prospectus and in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement, including any document incorporated by reference therein, were true and correct, and such Registration Statement and Prospectus, or any document incorporated by reference therein, did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in his opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.
     (f) The representations and warranties of the Company as set forth in this Agreement are true and correct as of the Closing Date as if made on such date. The Company has performed all of its obligations under this Agreement as are to be performed at or before the Closing Date. The representations and warranties made in this clause (f) shall be deemed made by the Company.
     (viii) The Representatives shall have received at or prior to the Closing Date, an agreement, in form and substance satisfactory to the Representatives, signed by the executive officers of the Company, as listed on Schedule IV hereto (the “Executive Officers”), to the effect that they will not, prior to the expiration of 30 days from the date of this Agreement, offer, sell or otherwise dispose of any Notes, shares of Common Stock, securities of the Company substantially similar to the Notes or the Common Stock, or any securities that the Executive Officers have, or will have, the right to acquire through the exercise of options, warrants, subscription or other rights, without the prior written consent of UBS Securities LLC, except (a) pursuant to bona fide gifts, provided that the Company shall have delivered to UBS Securities LLC written consent to such gift, but in no event shall the gifts under this subsection (a) of the Executive Officers exceed 75,000 shares of Common Stock in the aggregate, (b) pursuant to routine dispositions under Rule 10b5-1 Sales Plans entered into by certain Executive Officers of the Company prior to or after the date hereof, but in no event shall the dispositions under this subsection (b) of the Executive Officers of the Company exceed 300,000 shares of Common Stock in the aggregate, and (c) shares obtained pursuant to the Company’s equity compensation plans for officers, employees, and non-employee directors, provided that the Company shall have delivered to UBS Securities LLC written consent to such sale, but in no event shall the sales under this subsection (c) of the Executive Officers exceed 500,000 shares of Common Stock in the aggregate.
     (ix) The Common Stock issuable upon conversion of the Notes to be sold by the Company as of the Closing Date shall have been duly listed, subject to notice of issuance, on the NYSE.
          The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and to Dewey & LeBoeuf LLP, counsel for the Underwriters.
          If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telecopy at or prior to the Closing Date. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).
     7. Conditions of the Obligations of the Company. The obligations of the Company to sell and deliver the portion of the Notes required to be delivered as and when specified in this Agreement are subject to the conditions that, at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.
     8. Indemnification.
     (i) The Company agrees to indemnify and hold harmless each Underwriter, its officers and directors, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the case of the Registration Statement or any amendment thereto, or in the case of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made, and will reimburse each such Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.
     (ii) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the case of the Registration Statement or any amendment thereto, or in the case of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof as described in Section 13 of this Agreement. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.
     (iii) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; provided that the failure to so notify will not relieve the indemnifying party from any liability that the indemnifying party may have on account of the provisions of Sections 8(i) or (ii) or otherwise, except to the extent that the indemnifying party shall not have otherwise learned of such proceeding and such failure is materially prejudicial to the indemnifying party. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the indemnifying party shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties and one local counsel. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to Section 8(i) and by the Company in the case of parties indemnified pursuant to Section 8(ii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which such indemnified party is a party and indemnity was sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from al liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the fifth sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent to which the indemnification obligations of the Company hereunder are applicable if (a) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (b) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement (unless the indemnified party is contesting in good faith the amount reimbursable).
     (iv) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless to the extent required therein an indemnified party under Sections 8(i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(iii) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Underwriters bear to the total proceeds of the offering (the proceeds received by the Underwriters being equal to the total underwriting discounts and commissions received by the Underwriters), in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(iv), (a) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Notes purchased by such Underwriter and (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations under this Section 8(iv) to contribute are several in proportion to their respective underwriting obligations and not joint.
     (v) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.
     9. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telecopied and confirmed as follows: if to the Underwriters, to UBS Securities LLC, 299 Park Avenue, New York, New York 10171, or via fax at (212) 821-4610, Attention: Equity Capital Markets, with a copy to the General Counsel via fax at (212) 821-4042; if to the Company, to Health Care REIT, Inc., One SeaGate, Suite 1500, Toledo, Ohio 43603-1475, or via fax at (419) 247-2826, Attention: George L. Chapman, Chairman of the Board, Chief Executive Officer and President.
     10. Termination. This Agreement may be terminated by the Representatives by notice to the Company as follows:
     (i) at any time prior to the Closing Date, if any of the following has occurred: (a) since the date hereof, any adverse change or any development involving a prospective adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, business affairs, management or business prospects of the Company, whether or not arising in the ordinary course of business, that, in your judgment, is material so as to make the offering or delivery of the Notes impracticable or inadvisable, (b) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make the offering or delivery of the Notes impracticable or inadvisable, (c) trading in securities generally on the NYSE, the NYSE Amex Equities or the NASDAQ, or in the Company’s securities on the NYSE, shall have been suspended or materially limited (other than limitations on hours or numbers of days of trading) or minimum prices shall have been established for securities on any such exchange, (d) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (e) declaration of a banking moratorium by either federal or New York State authorities or material disruption in securities settlement or clearance services in the United States, (f) any litigation or proceeding is pending or threatened against any Underwriter which seeks to enjoin or otherwise restrain, or seeks damages in connection with, or questions the legality or validity of this Agreement or the transactions contemplated hereby, or (g) any downgrading, or the giving of any notice of (1) any intended or potential downgrading or (2) any review or possible change that does not indicate an affirmation or improvement in the rating, if any, accorded to any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; or
     (ii) as provided in Sections 6 and 11 of this Agreement.
     11. Default by Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Notes that it has or they have agreed to purchase hereunder on such date (except in the event of a default on the part of the Company), and the aggregate principal amount of Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is ten percent or less of the aggregate principal amount of Notes to be purchased on such date, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Notes by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Closing Date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Notes set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Notes set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Notes and the aggregate principal amount of Notes with respect to which such default (except in the event of a default on the part of the Company) occurs is more than ten percent of the aggregate principal amount of Notes to be purchased, and arrangements satisfactory to the Representatives and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements may be effected. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
     12. Successors. This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Notes merely because of such purchase.
     13. Information Provided by Underwriters. The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the third, fourth and tenth through thirteenth paragraphs (provided that, with respect to such thirteenth paragraph, only the Underwriter that maintains a website through which information relating to the sale of the Notes is provided shall be deemed to have provided information through such website for purposes of this Section 13 and the information so provided shall be deemed to include only the information contained in such website other than the Prospectus) under the caption “Underwriting” in the Prospectus.
     14. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (iii) delivery of and payment for the Notes under this Agreement.
          The Company hereby acknowledges that each of the Underwriters is acting solely as an underwriter in connection with the purchase and sale of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that any Underwriter act or be responsible as a fiduciary to the Company, its management, stockholders, creditors or any other person in connection with any activity that any Underwriter may undertake or has undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company and the Underwriters each submits to the exclusive jurisdiction of the courts of the State of New York located in the City and County of New York and the United States District Court for the Southern District of New York with respect to any action or dispute in any way arising out of or relating to this Agreement. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Underwriters waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.
[The remainder of this page is intentionally left blank.]

          If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the Underwriters in accordance with its terms.

Very truly yours, HEALTH CARE REIT, INC.
By:	/s/ Michael A. Crabtree
	Name:	Michael A. Crabtree
	Title:	Senior Vice President and Treasurer

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

UBS SECURITIES LLC J.P. MORGAN SECURITIES INC. As Representatives of the Underwriters listed on Schedule I

By:	UBS SECURITIES LLC

	By:	/s/ Les Franks

		Name:	Les Franks
		Title:	Managing Director

	By:	/s/ Gabriel Petcu

		Name:	Gabriel D. Petcu
		Title:	Director

By:	J.P. MORGAN SECURITIES INC.

	By:	/s/ Santosh Sreenivasan

		Name:	Santosh Sreenivasan
		Title:	Managing Director

SCHEDULE I
Schedule of Underwriters

Amount of Notes to
Underwriter	be Purchased
UBS Securities LLC	$114,007,000
J.P. Morgan Securities Inc.	$38,002,000
Total	$152,009,000

SCHEDULE II
1. Indicative Pricing Term Sheet, dated June 14, 2010, as attached.
2. Pricing Term Sheet, dated June 15, 2010, as attached.

SCHEDULE III
Schedule of Subsidiaries

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
Paramount Real Estate Services, Inc.	Delaware limited liability company	March 23, 1989

HCRI Pennsylvania Properties, Inc.	Pennsylvania corporation	November 1, 1993

HCRI Texas Properties, Inc.	Delaware corporation	December 27, 1996

HCRI Texas Properties, Ltd.	Texas limited partnership	December 30, 1996

HCRI Nevada Properties, Inc.	Nevada corporation	March 27, 1998

HCRI Southern Investments I, Inc.	Delaware corporation	June 11, 1998

HCRI Louisiana Properties, L.P.	Delaware limited partnership	June 11, 1998

HCN BCC Holdings, Inc.	Delaware corporation	September 25, 1998

HCRI Tennessee Properties, Inc.	Delaware corporation	September 25, 1998

HCRI Limited Holdings, Inc.	Delaware corporation	September 25, 1998

Pennsylvania BCC Properties, Inc.	Pennsylvania corporation	September 25, 1998

HCRI North Carolina Properties, LLC	Delaware limited liability company	December 10, 1999

HCRI Massachusetts Properties, Inc.	Delaware corporation	March 17, 2000

HCRI Massachusetts Properties Trust	Massachusetts trust	March 30, 2000

HCRI Indiana Properties, Inc.	Delaware corporation	June 15, 2000

HCRI Indiana Properties, LLC	Indiana limited liability company	June 16, 2000

HCRI Holdings Trust	Massachusetts trust	September 11, 2000

Hammes Company Green Bay I, LLC	Wisconsin limited liability company	October 27, 2000

Hammes Company Green Bay II, LLC	Wisconsin limited liability company	October 27, 2000

HCRI Maryland Properties, LLC	Maryland limited liability company	July 19, 2001

HCRI Massachusetts Properties Trust II	Massachusetts trust	September 26, 2001

HCRI Beachwood, Inc.	Ohio corporation	October 11, 2001

HCRI Broadview, Inc.	Ohio corporation	October 11, 2001

HCRI Westlake, Inc.	Ohio corporation	October 11, 2001

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
HCRI Wisconsin Properties, LLC	Wisconsin limited liability company	December 11, 2001

HCRI North Carolina Properties I, Inc.	North Carolina corporation	January 1, 2002

HCRI North Carolina Properties II, Inc.	North Carolina corporation	January 1, 2002

HCRI North Carolina Properties III, Limited Partnership	North Carolina limited partnership	January 1, 2002

HCRI Kentucky Properties, LLC	Kentucky limited liability company	January 7, 2002

Badger RE Portfolio I, LLC	Wisconsin limited liability company	March 6, 2002

HCRI Mississippi Properties, Inc.	Mississippi corporation	March 28, 2002

HCRI Illinois Properties, LLC	Delaware limited liability company	August 21, 2002

HCRI Missouri Properties, LLC	Delaware limited liability company	August 21, 2002

Badger RE Portfolio II, LLC	Wisconsin limited liability company	October 11, 2002

Badger RE Portfolio III, LLC	Wisconsin limited liability company	October 22, 2002

HCRI Tucson Properties, Inc.	Delaware corporation	November 14, 2002

Badger RE Portfolio IV, LLC	Wisconsin limited liability company	December 6, 2002

AMCO I, LLC	Wisconsin limited liability company	January 14, 2003

HCRI Cold Spring Properties, LLC	Delaware limited liability company	June 25, 2003

HCRI Eddy Pond Properties Trust	Massachusetts trust	June 26, 2003

HCRI Investments, Inc.	Delaware corporation	July 30, 2003

HCRI Forest City Holdings, Inc.	North Carolina corporation	August 19, 2003

HCRI Asheboro Holdings, Inc.	North Carolina corporation	August 19, 2003

HCRI Smithfield Holdings, Inc.	North Carolina corporation	August 19, 2003

HCRI Greenville Holdings, Inc.	North Carolina corporation	August 19, 2003

HCRI Forest City Properties, LP	North Carolina limited partnership	August 19, 2003

HCRI Asheboro Properties, LP	North Carolina limited partnership	August 19, 2003

HCRI Smithfield Properties, LP	North Carolina limited partnership	August 19, 2003

HCRI Greenville Properties, LP	North Carolina limited partnership	August 19, 2003

HCRI Kirkland Properties, LLC	Delaware limited liability company	August 22, 2003

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
HCRI Ridgeland Pointe Properties, LLC	Delaware limited liability company	August 22, 2003

HCRI Drum Hill Properties, LLC	Delaware limited liability company	August 22, 2003

HCRI Fairmont Properties, LLC	Delaware limited liability company	August 22, 2003

HCRI Abingdon Holdings, Inc.	North Carolina corporation	September 10, 2003

HCRI Gaston Manor Holdings, Inc.	North Carolina corporation	September 10, 2003

HCRI Eden Holdings, Inc.	North Carolina corporation	September 10, 2003

HCRI Weddington Park Holdings, Inc.	North Carolina corporation	September 10, 2003

HCRI Concord Place Holdings, Inc.	North Carolina corporation	September 10, 2003

HCRI Burlington Manor Holdings, Inc.	North Carolina corporation	September 10, 2003

HCRI Skeet Club Manor Holdings, Inc.	North Carolina corporation	September 10, 2003

HCRI High Point Manor Holdings, Inc.	North Carolina corporation	September 10, 2003

HCRI Statesville Place Holdings I, Inc.	North Carolina corporation	September 10, 2003

HCRI Statesville Place Holdings II, Inc.	North Carolina corporation	September 10, 2003

HCRI Abingdon Properties, LP	North Carolina limited partnership	September 10, 2003

HCRI Gaston Manor Properties, LP	North Carolina limited partnership	September 10, 2003

HCRI Eden Properties, LP	North Carolina limited partnership	September 10, 2003

HCRI Weddington Park Properties, LP	North Carolina limited partnership	September 10, 2003

HCRI Concord Place Properties, LP	North Carolina limited partnership	September 10, 2003

HCRI Burlington Manor Properties, LP	North Carolina limited partnership	September 10, 2003

HCRI Skeet Club Manor Properties, LP	North Carolina limited partnership	September 10, 2003

HCRI High Point Manor Properties, LP	North Carolina limited partnership	September 10, 2003

HCRI Statesville Place Properties I, LP	North Carolina limited partnership	September 10, 2003

HCRI Statesville Place Properties II, LP	North Carolina limited partnership	September 10, 2003

Badger RE Portfolio V, LLC	Wisconsin limited liability company	November 19, 2003

HCRI Kansas Properties, LLC	Delaware limited liability company	September 3, 2004

HCRI Hunters Glen Properties, LLC	Delaware limited liability company	September 21, 2004

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
HCRI Wilburn Gardens Properties, LLC	Delaware limited liability company	September 21, 2004

HCRI Draper Place Properties Trust	Massachusetts trust	September 24, 2004

HCRI Marina Place Properties Trust	Massachusetts trust	September 24, 2004

HCRI Tennessee Properties, LLC	Delaware limited liability company	November 12, 2004

HH Florida, LLC	Delaware limited liability company	November 23, 2004

HCRI New Hampshire Properties, LLC	Delaware limited liability company	May 24, 2005

HCRI Dayton Place – Denver Properties, LLC	Delaware limited liability company	May 24, 2005

HCRI Provider Properties, LLC	Delaware limited liability company	November 10, 2005

Midwest Van Dorn, LLC	Delaware limited liability company	December 7, 2005

Midwest 108th & Q, LLC	Delaware limited liability company	December 7, 2005

Midwest Miracle Hills, LLC	Delaware limited liability company	December 7, 2005

Midwest Woodbridge, LLC	Delaware limited liability company	December 7, 2005

Midwest Ames, LLC	Delaware limited liability company	December 7, 2005

1920 Cleveland Road West, LLC	Delaware limited liability company	December 15, 2005

721 Hickory Street, LLC	Delaware limited liability company	December 15, 2005

111 Lazelle Road East, LLC	Delaware limited liability company	December 15, 2005

5166 Spanson Drive SE, LLC	Delaware limited liability company	December 15, 2005

1425 Yorkland Road, LLC	Delaware limited liability company	December 15, 2005

222 East Beech Street – Jefferson, L.L.C.	Delaware limited liability company	December 16, 2005

130 Buena Vista Street, LLC	Delaware limited liability company	December 19, 2005

1850 Crown Park Court, LLC	Delaware limited liability company	December 19, 2005

1785 Freshley Avenue, LLC	Delaware limited liability company	December 19, 2005

5700 Karl Road, LLC	Delaware limited liability company	December 19, 2005

Midwest Village of Columbus, LLC	Delaware limited liability company	March 20, 2006

Midwest Prestwick, LLC	Delaware limited liability company	March 20, 2006

Midwest Windermere, LLC	Delaware limited liability company	March 20, 2006

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
HCRI Senior Housing Properties, Inc.	Delaware corporation	March 24, 2006

209 Merriman Road, L.L.C.	Delaware limited liability company	May 10, 2006

HCRI Financing, Inc.	Delaware corporation	June 26, 2006

Warrior LP Holdco, LLC	Delaware limited liability company	September 12, 2006

Heat Merger Sub, LLC	Delaware limited liability company	September 12, 2006

Heat OP TRS, Inc.	Delaware limited liability company	December 14, 2006

Anchor HCN Properties, LLC	Delaware limited liability company	December 21, 2006

HCRI Logistics, Inc.	Delaware corporation	December 28, 2006

HCN Access Holdings, LLC	Delaware limited liability company	May 23, 2007

HCN Access Las Vegas I, LLC	Delaware limited liability company	May 23, 2007

HCRI Financial Services, LLC	Delaware limited liability company	June 19, 2007

HCN Interra Lake Travis LTACH, LLC	Delaware limited liability company	June 28, 2007

HCN Lake Travis Holdings, LLC	Delaware limited liability company	June 28, 2007

HCN Lake Travis Property One, LLC	Delaware limited liability company	June 28, 2007

HCN Lake Travis Property Two, LLC	Delaware limited liability company	June 28, 2007

Bellevue Healthcare Properties, LLC	Delaware limited liability company	July 27, 2007

WTP Healthcare Properties, LLC	Delaware limited liability company	October 30, 2007

Anchor HCN Doylestown, LLC	Delaware limited liability company	December 17, 2007

HCN Anchor Covington, LLC	Delaware limited liability company	January 23, 2008

Anchor HCN Properties II, LLC	Delaware limited liability company	January 28, 2008

HCRI Illinois Properties II, LLC	Delaware limited liability company	January 29, 2008

HCN Medicus Holdings, LLC	Delaware limited liability company	April 29, 2008

HCRI Exchange Properties I, LLC	Delaware limited liability company	June 19, 2008

HCRI Cumberland Properties, LLC	Delaware limited liability company	June 19, 2008

HCRI Exchange Management I, LLC	Delaware limited liability company	June 23, 2008

Stafford Medical Office Pavilion, LLC	Delaware limited liability company	July 9, 2008

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
Voorhees Physicians, LLC	Delaware limited liability company	July 15, 2008

HCRI Boardman Properties, LLC	Delaware limited liability company	August 18, 2008

HC Mill Creek I, LLC	Washington limited liability company	November 17, 2008

4500 Dorr Street Holdings, LLC	Delaware limited liability company	February 9, 2009

HCN Rendina Holdings, LLC	Delaware limited liability company	February 13, 2009

HCN Rendina Merced, LLC	Delaware limited liability company	February 13, 2009

HC Redmond I, LLC	Wisconsin limited liability company	March 12, 2009

12429 Scofield Farms Drive, LLC	Delaware limited liability company	March 13, 2009

1460 Johnson Ferry Road, LLC	Delaware limited liability company	March 13, 2009

1565 Virginia Ranch Road, LLC	Delaware limited liability company	March 13, 2009

1710 S. W. Health Parkway, LLC	Delaware limited liability company	March 13, 2009

2860 Country Drive, LLC	Delaware limited liability company	March 13, 2009

350 Locust Drive, LLC	Delaware limited liability company	March 13, 2009

430 North Union Road, LLC	Delaware limited liability company	March 13, 2009

4855 Snyder Lane, LLC	Delaware limited liability company	March 13, 2009

655 Mansell Road, LLC	Delaware limited liability company	March 13, 2009

7231 East Broadway, LLC	Delaware limited liability company	March 13, 2009

799 Yellowstone Drive, LLC	Delaware limited liability company	March 13, 2009

800 Oregon Street, LLC	Delaware limited liability company	March 13, 2009

9802 48th Drive NE, LLC	Delaware limited liability company	March 13, 2009

1011 E. Pecan Grove Road, LLC	Delaware limited liability company	June 17, 2009

1329 Brown Street, LLC	Delaware limited liability company	June 17, 2009

1625 W. Spring Street, LLC	Delaware limited liability company	June 17, 2009

1818 Martin Drive, LLC	Delaware limited liability company	June 17, 2009

2281 Country Club Drive, LLC	Delaware limited liability company	June 17, 2009

311 E. Hawkins Parkway, LLC	Delaware limited liability company	June 17, 2009

402 South Colonial Drive, LLC	Delaware limited liability company	June 17, 2009

5550 Old Jacksonville Highway, LLC	Delaware limited liability company	June 17, 2009

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
5902 North Street, LLC	Delaware limited liability company	June 17, 2009

750 North Collegiate Drive, LLC	Delaware limited liability company	June 17, 2009

HCN Navvis Clarkson Valley, LLC	Delaware limited liability company	June 25, 2009

23 Southpointe Drive, LLC	Delaware limited liability company	July 9, 2009

2416 Brentwood Street, LLC	Delaware limited liability company	July 9, 2009

2341 W. Norvell Bryant Highway, LLC	Delaware limited liability company	July 9, 2009

200 E. Village Road, LLC	Delaware limited liability company	July 9, 2009

1340 N. Washington Boulevard, LLC	Delaware limited liability company	July 9, 2009

5165 Summit Ridge Court, LLC	Delaware limited liability company	July 9, 2009

2695 Valleyview Boulevard, LLC	Delaware limited liability company	July 9, 2009

500 Seven Fields Boulevard, LLC	Delaware limited liability company	July 9, 2009

100 Knoedler Road, LLC	Delaware limited liability company	July 9, 2009

HCN-TH Wisconsin II, LLC	Delaware limited liability company	July 9, 2009

HCN-TH Wisconsin III, LLC	Delaware limited liability company	July 9, 2009

HCN-TH Wisconsin I, LLC	Delaware limited liability company	July 9, 2009

8503 Mystic Park, LLC	Delaware limited liability company	August 6, 2009

3434 Watters Road, LLC	Delaware limited liability company	August 6, 2009

3200 West Slaughter Lane, LLC	Delaware limited liability company	August 6, 2009

8702 South Course Drive, LLC	Delaware limited liability company	August 6, 2009

3625 Green Crest Street, LLC	Delaware limited liability company	August 6, 2009

3921 North Main Street, LLC	Delaware limited liability company	August 6, 2009

17231 Mill Forest Road, LLC	Delaware limited liability company	August 6, 2009

5437 Eisenhauer Road, LLC	Delaware limited liability company	August 6, 2009

HCN-TH Wisconsin IV, LLC	Delaware limited liability company	August 6, 2009

HCN-TH Wisconsin V, LLC	Delaware limited liability company	August 6, 2009

HCN-TH Wisconsin VI, LLC	Delaware limited liability company	August 6, 2009

HCN-TH Wisconsin VII, LLC	Delaware limited liability company	August 6, 2009

HCN-TH Wisconsin VIII, LLC	Delaware limited liability company	August 6, 2009

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
HCRI TRS Acquirer, LLC	Delaware limited liability company	October 1, 2009

Murrieta Healthcare Investors, LLC	Delaware limited liability company	November 5, 2009

HCRI Akron Properties, LLC	Delaware limited liability company	November 23, 2009

HCRI TRS Acquirer II, LLC	Delaware limited liability company	December 14, 2009

HCN FCE Life Sciences, LLC	Delaware limited liability company	December 29, 2009

Murrieta Healthcare Properties, LLC	Delaware limited liability company	January 25, 2010

Mill Creek Real Estate Partners, LLC	Delaware limited liability company	March 16, 2010

Redmond Partners, LLC	Delaware limited liability company	March 16, 2010

Voorhees Healthcare Properties, LLC	Delaware limited liability company	April 13, 2010

WINDROSE ENTITIES

HCN Development Services Group, Inc. f/k/a Hospital Affiliates Development Corporation	Indiana corporation	December 22, 1989

Windrose Southside Properties, Ltd.	Florida limited partnership	June 18, 1991

Windrose Northside Properties, Ltd.	Florida limited partnership	June 21, 1993

Windrose Wellington Properties, Ltd.	Florida limited partnership	June 29, 1998

Lake Mead Medical Investors Limited Partnership	Florida limited partnership	July 24, 1998

Windrose Columbia Properties, Ltd.	Florida limited partnership	December 17, 1999

FLA-PALM COURT, limited partnership	Florida limited partnership	December 17, 1999

Windrose Palms West III Properties, Ltd.	Florida limited partnership	December 17, 1999

Windrose Palms West IV Properties, Ltd.	Florida limited partnership	December 17, 1999

Windrose Palms West V Properties, Ltd.	Florida limited partnership	December 17, 1999

Windrose West Boca Properties, Ltd.	Florida limited partnership	December 17, 1999

CAL-LAK Limited Partnership	Florida limited partnership	December 20, 1999

CAL-GAT Limited Partnership	Florida limited partnership	December 20, 1999

Windrose Sierra Properties, Ltd.	Florida limited partnership	December 20, 1999

Windrose West Tower Properties, Ltd.	Florida limited partnership	December 20, 1999

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
Brierbrook Partners, L.L.C.	Tennessee limited liability company	June 2, 2000

Med Properties Asset Group, L.L.C.	Indiana limited liability company	May 24, 2001

Windrose Medical Properties, L.P.	Virginia limited partnership	May 23, 2002

WMPT Bellaire Properties, L.L.C.	Virginia limited liability company	January 16, 2003

WMPT Bellaire L.P.	Virginia limited partnership	January 16, 2003

Windrose Ocala Urology Properties, L.L.C.	Virginia limited liability company	February 28, 2003

Windrose Winn Way Properties, L.L.C.	Virginia limited liability company	February 28, 2003

Windrose Mount Vernon Properties, L.L.C.	Virginia limited liability company	February 28, 2003

WMPT Pearland Properties, L.L.C.	Virginia limited liability company	February 28, 2003

WMPT Pearland, L.P.	Virginia limited partnership	February 28, 2003

WMPT Stone Oak Properties, L.L.C.	Virginia limited liability company	February 28, 2003

WMPT Stone Oak, L.P.	Virginia limited partnership	February 28, 2003

WMPT Tomball Properties, L.L.C.	Virginia limited liability company	February 28, 2003

WMPT Tomball, L.P.	Virginia limited partnership	February 28, 2003

Windrose 310 Properties, L.L.C.	Tennessee limited liability company	March 4, 2003

Windrose Copley Properties, L.L.C.	Virginia limited liability company	March 13, 2003

Windrose 4475 Sierra Properties, L.L.C.	Delaware limited liability company	April 23, 2003

Windrose Medical Properties Management, L.L.C.	Virginia limited liability company	May 7, 2003

Windrose SPE Mount Vernon Properties, Inc.	Georgia corporation	May 12, 2003

Windrose Park Medical Properties, L.L.C.	Virginia limited liability company	September 1, 2003

Windrose Partell Medical Center, L.L.C.	Virginia limited liability company	September 1, 2003

Windrose Aberdeen I Properties, L.L.C.	Florida limited liability company	September 12, 2003

Cooper Holding, L.L.C.	Florida limited liability company	September 12, 2003

Cooper, L.L.C.	Delaware limited liability company	September 19, 2003

WMPT Sacramento Properties, L.L.C.	Virginia limited liability company	September 25, 2003

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
Healthcare Property Managers of America, LLC	Florida limited liability company	April 26, 2005

Windrose Coral Springs Properties, L.L.C.	Virginia limited liability company	October 15, 2003

Windrose St. Mary’s Medical Professional Building, L.L.C.	Virginia limited liability company	November 6, 2003

WMPT Bellaire POB Properties, L.L.C.	Virginia limited liability company	November 6, 2003

WMPT Bellaire POB, L.P.	Virginia limited partnership	November 6, 2003

WMPT Trinity Properties, L.L.C.	Virginia limited liability company	November 6, 2003

Windrose Central Medical II Properties, L.L.C.	Virginia limited liability company	December 2, 2003

WMPT Bellaire HP, L.P.	Virginia limited partnership	March 10, 2004

WMPT Bellaire HP Properties, L.L.C.	Virginia limited liability company	March 16, 2004

Windrose East West Properties, L.L.C.	Virginia limited liability company	April 23, 2004

Windrose Gwinnett I Properties, L.L.C.	Virginia limited liability company	April 23, 2004

Windrose Biltmore Properties, L.L.C.	Virginia limited liability company	May 17, 2004

WMPT Pearland II Properties, L.L.C.	Virginia limited liability company	May 17, 2004

Windrose Lake Mead Properties, L.L.C.	Virginia limited liability company	May 18, 2004

WMPT Pearland II, L.P.	Virginia limited partnership	May 18, 2004

WMPT Gwinnett II Properties, L.L.C.	Delaware limited liability company	June 21, 2004

West Boynton Investors, LLLP	Florida limited liability limited partnership	August 11, 2004

Windrose Central Medical Properties, L.L.C.	Delaware limited liability company	October 19, 2004

Windrose Central Medical III Properties, L.L.C.	Virginia limited liability company	October 20, 2004

Windrose Lakewood Properties, L.L.C.	Virginia limited liability company	April 7, 2005

Windrose Los Gatos Properties, L.L.C.	Virginia limited liability company	April 7, 2005

Windrose Palm Court Properties, L.L.C.	Virginia limited liability company	April 7, 2005

Windrose Fox Valley Properties, L.L.C.	Virginia limited liability company	April 19, 2005

Windrose Yorkville Properties, L.L.C.	Virginia limited liability company	April 19, 2005

Medical Real Estate Property Managers of America, LLC	Florida limited liability company	April 26, 2005

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
Windrose Union City Properties, L.L.C.	Virginia limited liability company	May 19, 2005

Windrose Union City II Properties, L.L.C.	Tennessee limited liability company	July 5, 2005

Windrose Fayetteville Properties, L.L.C.	Delaware limited liability company	August 2, 2005

WMPT Aberdeen II Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Aberdeen I Management, L.L.C.	Delaware limited liability company	September 21, 2005

Windrose Aberdeen II Properties, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Atrium Management, L.L.C.	Delaware limited liability company	September 21, 2005

Windrose Atrium Properties, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Columbia Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Congress I Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Congress II Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Desert Springs Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Edinburg Management, L.L.C.	Delaware limited liability company	September 21, 2005

Windrose Edinburg Properties, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Northside Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Osler Management, L.L.C.	Delaware limited liability company	September 21, 2005

Windrose Osler Properties, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Palms West III Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Palms West IV Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Palms West V Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Santa Anita Management, L.L.C.	Delaware limited liability company	September 21, 2005

Windrose Santa Anita Properties, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Sierra Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Southpointe Management, L.L.C.	Delaware limited liability company	September 21, 2005

Windrose Southpointe Properties, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT Southside Management, L.L.C.	Delaware limited liability company	September 21, 2005

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
WMPT Wellington Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT West Boca Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT West Tower Management, L.L.C.	Delaware limited liability company	September 21, 2005

WMPT WPC Management, L.L.C	Delaware limited liability company	September 21, 2005

Windrose Congress I Properties, L.P.	Delaware limited partnership	September 26, 2006

Windrose Congress II Properties, L.P.	Delaware limited partnership	September 26, 2005

Windrose Desert Springs Properties, L.P.	Delaware limited partnership	September 26, 2005

WMPT Webster Management, L.L.C.	Delaware limited liability company	March 1, 2006

Windrose Webster Properties, L.P.	Delaware limited partnership	March 1, 2006

Windrose WPC Properties, L.P.	Delaware limited partnership	March 1, 2006

Windrose Orange Properties, L.L.C.	Delaware limited liability company	April 4, 2006

WMPT Princeton Management, L.L.C.	Delaware limited liability company	April 4, 2006

Windrose Princeton Properties, L.L.C.	Delaware limited liability company	April 4, 2006

WMPT Trussville Management, L.L.C.	Delaware limited liability company	April 4, 2006

Windrose Trussville Properties, L.L.C.	Delaware limited liability company	April 4, 2006

WMPT Lafayette Management, L.L.C.	Delaware limited liability company	June 9, 2006

Windrose Lafayette Properties, L.L.C.	Delaware limited liability company	June 9, 2006

WMPT Tulsa Management, L.L.C.	Delaware limited liability company	June 9, 2006

Windrose Tulsa Properties, L.L.C.	Delaware limited liability company	June 9, 2006

WMPT Sacramento, L.P.	Virginia limited partnership	October 20, 2006

WMPT Trinity, L.P.	Virginia limited partnership	October 20, 2006

WMPT Orange Centre Management, LLC	Delaware limited liability company	November 13, 2006

Windrose Orange Centre Properties, LLC	Delaware limited liability company	November 13, 2006

WMPT Bartlett Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Bartlett Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT Boynton West Management, LLC	Delaware limited liability company	January 9, 2007

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
HCRI Tallahassee Medical Facility, LLC	Delaware limited liability company	January 9, 2007

WMPT Claremore Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Claremore Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT Denton Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Denton Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT Frisco I Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Frisco I Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT Frisco II Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Frisco II Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT Glendale Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Glendale Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT Las Vegas Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Las Vegas Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT Los Alamitos Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Los Alamitos Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT Okatie I Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Okatie I Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT Palmer Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Palmer Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT St. Louis I Management, LLC	Delaware limited liability company	January 9, 2007

Windrose St. Louis I Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT AZ-Tempe Management, LLC	Delaware limited liability company	January 9, 2007

Windrose AZ-Tempe Properties, LLC	Delaware limited liability company	January 9, 2007

WMPT Tucson Management, LLC	Delaware limited liability company	January 9, 2007

Windrose Tucson Properties, LLC	Delaware limited liability company	January 9, 2007

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
HCRI Summit Properties, LLC	Delaware limited liability company	January 9,2007

HCRI Merrillville Medical Facility, LLC	Delaware limited liability company	January 9, 2007

HCRI SHC Medical Facility, LLC	Delaware limited liability company	January 9, 2007

HCRI Van Nuys Medical Facility, LLC	Delaware limited liability company	January 9, 2007

WMP Physicians Plaza Management, LLC	Delaware limited liability company	March 6, 2007

Windrose Physicians Plaza Properties, LLC	Delaware limited liability company	March 6, 2007

WMP West Seneca Management, LLC	Delaware limited liability company	March 6, 2007

Windrose West Seneca Properties, LLC	Delaware limited liability company	March 6, 2007

WMP Niagara Falls Management, LLC	Delaware limited liability company	March 6, 2007

Windrose Niagara Falls Properties, LLC	Delaware limited liability company	March 6, 2007

WMP AWPC II Management, LLC	Delaware limited liability company	April 24, 2007

Windrose AWPC II Properties, LLC	Delaware limited liability company	April 24, 2007

WMP Wellington Management, LLC	Delaware limited liability company	April 24, 2007

Windrose Wellington Properties, LLC	Delaware limited liability company	April 24, 2007

WMP Bethesda Management, LLC	Delaware limited liability company	April 24, 2007

Windrose Bethesda Properties, LLC	Delaware limited liability company	April 24, 2007

WMP Boynton Beach Management, LLC	Delaware limited liability company	April 24, 2007

HCRI Prestonwood Medical Facility, LLC	Delaware limited liability company	June 19, 2007

Windrose Cottonwood Properties, LLC	Delaware limited liability company	August 23, 2007

WMP Cottonwood Management, LLC	Delaware limited liability company	August 23, 2007

Windrose Southlake Properties, LLC	Delaware limited liability company	September 10, 2007

WMP Southlake Management, LLC	Delaware limited liability company	September 10, 2007

Windrose TSM I Properties, LLC	Delaware limited liability company	September 28, 2007

WMP TSM I Management, LLC	Delaware limited liability company	September 28, 2007

HC Summit I, LLC	Wisconsin limited liability company	November 6, 2007

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
Windrose East Valley Properties, LLC	Delaware limited liability company	November 21, 2007

WMP East Valley Management, LLC	Delaware limited liability company	November 21, 2007

Windrose Northwest Professional Plaza Properties, LLC	Delaware limited liability company	December 13, 2007

WMP Northwest Professional Plaza Management, LLC	Delaware limited liability company	December 13, 2007

SCHEDULE IV
Executive Officers
1. George L. Chapman
2. Scott A. Estes
3. Charles J. Herman, Jr.
4. Jeffrey H. Miller
5. John T. Thomas
6. Michael A. Crabtree
7. Erin C. Ibele
8. Daniel R. Loftus